   RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NO. A-11 (the "Rental Schedule")
                            DATED AS OF APRIL 1, 1994
          TO MASTER LEASE AGREEMENT NO. 9208TXG468 (the "Master Lease")
                          DATED AS OF SEPTEMBER 1, 1992

LESSOR                                           LESSEE

AMERICAN FINANCE GROUP                           H.E. BUTT GROCERY COMPANY
EXCHANGE PLACE                                   646 SOUTH MAIN AVENUE
BOSTON, MA 02109                                 SAN ANTONIO, TX 78283

1. LEASE TERM. PAYMENT DATES.

      This Rental Schedule, between Lessor and Lessee incorporates by reference the terms and conditions of the Master Lease. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor those items of Equipment described on the attached Schedule B, for the Lease Term and at the Basic Rent payable on the Payment Dates hereinafter set forth on the attached Schedule A, on the terms and conditions set forth in the Master Lease. The Lease Term is for the period from and including the Acceptance Date of each item of Equipment set forth on the attached Schedule B, to but not including the Primary Start Date, as hereinafter defined ("Interim Term") and for a Primary Term commencing on the first day of the calendar month following the last Acceptance Date for any item of Equipment leased pursuant hereto ("Primary Start Date") and continuing to and including the Lease Expiration Date set forth on the attached Schedule A. The Acceptance Date for each item of Equipment shall be the date on which the item of Equipment is accepted for lease by Lessee.

2. BASIC RENT.

      Interim Term Basic Rent is computed by multiplying the Total Equipment Cost by the Per Diem Lease Rate set forth on the attached Schedule A and multiplying the product by the number of days in the Interim Term. Primary Term Basic Rent is computed by multiplying the Total Equipment Cost by the Periodic Lease Rate set forth on the attached Schedule A.

3. LESSEE'S OPTIONS UPON LEASE EXPIRATION.

      Lessee has the option at the expiration of the Lease Term, exerciseable with respect to all, but not less than all, items of Equipment leased pursuant to Rental Schedules having the same Expiration Date, (i) to return the Equipment to Lessor, (ii) to renew the Rental Schedule at fair rental value for a Renewal Term the length of which shall be determined by agreement of Lessee and Lessor or (iii) to purchase the equipment for cash at its then fair market value.

      a. Lessee agrees to provide Lessor written notice of its decision to return the Equipment, renew the Rental Schedule or purchase the Equipment not less than ninety (90) days prior to the Lease Expiration Date. If Lessee fails to give Lessor ninety (90) days written notice, the Lease Term may, at Lessor's option, be extended and continue until ninety (90) days from the date Lessor receives written notice of Lessee's decision to return the Equipment, renew the Rental Schedule or purchase the Equipment. Such (90) day extension shall be at the original rate set forth on Schedule A.

               RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NO. A-11
                                    PAGE TWO

      b. Fair market value and fair rental value shall mean an amount which would be obtained in an arm's-length transaction between an informed and willing buyer-user or lessee (other than a dealer) and an informed and willing seller or lessor under no compulsion to sell or lease provided, however, that in such determination: (i) the Equipment shall be assumed to be in the condition in which it is required to be maintained and returned under this Agreement and (ii) costs of removal from current location shall not be a deduction from such valuation. Fair market value, fair rental value and useful life will be determined by agreement of Lessor and Lessee, or if the parties cannot agree, by an independent equipment appraiser selected by Lessor and reasonably acceptable to Lessee. The cost of the appraisal will be shared equally by Lessor and Lessee.

      c. Each item of equipment must be maintained in a manner that is consistent with that which is recommended by the manufacturer. Upon any termination or expiration of this Rental Schedule, Lessee will promptly, at its own cost and expense provide Lessor with a Maintenance Acceptance Qualification (MAQ) letter which will be provided by a manufacturer's representative certifying that the Equipment is eligible for maintenance. Lessee will return to Lessor all operating manuals and cables required for the full functioning of the Equipment. Any cost associated with transferring the software license to a third party will be solely for the account of Lessee.

The Rental Schedule shall continue in full force and effect and Lessee shall continue to pay Basic Rent through and including the date on which the Equipment is returned by Lessee.

4. ACCEPTANCE CERTIFICATE

      Lessee hereby represents, warrants and certifies (a) that the Equipment described herein has been delivered to and inspected and found satisfactory by Lessee and is accepted for lease by Lessee under this Rental Schedule and the Master Lease as incorporated herein by reference, as of the Acceptance Date set forth in Schedule A; (b) all items of Equipment are new and unused as of the Acceptance Date, except as otherwise specified above; (c) the representations and warranties of Lessee set forth in the Master Lease are true and correct as of the date hereof; and (d) unless otherwise specified above, the Equipment is not a fixture or accession to any real or personal property including any other property owned by Lessor.

5. ENTIRE AGREEMENT. MODIFICATION AND WAIVERS. EXECUTION IN COUNTERPARTS.

      This Rental Schedule and the Master Lease constitute the entire agreement between Lessee and Lessor with respect to the leasing of the Equipment. Capitalized terms not defined herein shall have the meanings assigned to them in the Master Lease. To the extent any of the terms and

               RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NO. A-11
                                   PAGE THREE

conditions set forth in this Rental Schedule conflict with or are inconsistent with the Master Lease, this Rental Schedule shall govern and control. No amendment, modification or waiver of this Rental Schedule or the Master Lease will be effective unless evidenced by a writing signed by the party to be charged. This Rental Schedule may be executed in counterparts, all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties hereto have caused this Rental Schedule and Acceptance Certificate to be executed and delivered by their duly authorized representatives as of the date first above written.


AMERICAN FINANCE GROUP                          H.E. BUTT GROCERY COMPANY
Lessor                                          Lessee


By: /s/ [ILLEGIBLE]                             By: /s/ [ILLEGIBLE]
    -------------------------                       -------------------------
Title:    Vice President                        Title: VICE PRESIDENT M.I.S.

COUNTERPART NO. 2 OF 3 SERIALLY NUMBERED MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT IF ANY THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1

LLR40D-01            AMERICAN FINANCE GROUP              4/06/94 16:36:22 PAGE 1

                     Schedule A -- Rental Schedule Economics

LESSEE:          H E BUTT GROCERY COMPANY

LESSOR:           AMERICAN FINANCE GROUP

RENTAL SCHEDULE:                           A-11

LEASE TERM (months):                                    36

PRIMARY START DATE:                              4/01/1994

LEASE EXPIRATION DATE:                           3/31/1997

PAYMENT FREQUENCY:                                 MONTHLY

ADVANCE/ARREARS:                                   ADVANCE

LEASE RATE:                                     .026997000

PER DIEM LEASE RATE:                            .000899900

PERIODIC RENT:                                  $12,984.31

NUMBER OF PAYMENTS:                                     36

TOTAL INTERIM RENT:                             $12,374.06

PAYMENT COMMENCEMENT DATE:                       4/01/1994

TOTAL EQUIPMENT COST:                          $480,953.25

DOCUMENTATION FEE:                                   70.00
                                               -----------


[ILLEGIBLE]  LESSEE INITIALS
-----------

[ILLEGIBLE]  LESSOR INITIALS
-----------

LLR41D-01            AMERICAN FINANCE GROUP              4/06/94 11:10:28 PAGE 1

                        Schedule B Equipment Description

LESSEE: H E BUTT GROCERY COMPANY
                         RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NUMBER: A-11

LESSOR: AMERICAN FINANCE GROUP

                                                                                                                    Acceptance
Equipment Cost    Serial Number      Year Manufacturer             Model          Type                              Date
----------------------------------------------------------------------------------------------------------------------------------

         230.00                     NBS                                          (200) SINGLE KEY CAPS              2/27/1994
---------------
         230.00  Total for Location 646 S MAIN AVE                    SAN ANTONIO                       TX 78283

      74,580.00                     ACR/APG/EPSON                                (44) KEYBOARD/DRAWER/PRIN          3/10/1994
       3,592.00                     ACR                                          (8) PRINTER PRODUCT DISPL          3/10/1994
---------------
      78,172.00  Total for Location 4801 SAN DARIO                    LAREDO                            TX 78041

      38,985.00                     ACR/APG/EPSON                                (23) KEYBOARD/DRAWER/PRIN          2/27/1994
       2,245.00                     ACR                                          (5) PRINTER PRODUCT DISPL          2/27/1994
---------------
      41,230.00  Total for Location 2310 SAUNDERS                     LAREDO                            TX 78040

      17,780.00                     ACR                          2000            (35) KEYBOARD                      2/27/1994
---------------
      17,780.00  Total for Location 200 HANCOCK CTR                   AUSTIN                            TX 78751

       1,158.00                     EQUINOX                                      (1) SERVER                         2/28/1994
         236.00                     ACR                                          (1) MICRO TRANSCEIVER              2/28/1994
       1,790.00                     ITHACA                       51              (2) PRINTER                        2/28/1994
---------------
       3,184.00  Total for Location 4001 N LAMAR                      AUSTIN                            TX 78758

      19,090.75                     EPSON                        930             (25) PRINTER                       3/15/1994
         120.00                     ACR                                          (20) KEYBOARD CABLE                3/15/1994
         650.00                     ACR                                          (25) PRINTER/DRAWER CABLE          3/15/1994
---------------
      19,860.75  Total for Location 11843 STARCREST                   SAN ANTONIO                       TX 78247

      50,850.00                     ACR/APG/EPSON                                (30) KEYBOARD/DRAWER/PRIN          2/14/1994
       2,245.00                     ACR                                          (5) PRINTER PRODUCT DISPL          2/14/1994
---------------
      53,095.00  Total for Location 2130 CULEBRA                      SAN ANTONIO                       TX 78228

      57,630.00                     ACR/APG/EPSON                                (34) KEYBOARD/DRAWER/PRIN          2/14/1994
       4,490.00                     ACR                                          (10) PRINTER PRODUCT DISP          2/16/1994
         189.00                     ACR                          2400            (3) MODEM                          2/28/1994
       1,158.00                     EQUINOX                                      (1) SERVER                         2/28/1994
         118.00                     ACR                                          (1) TRANSCEIVER                    2/28/1994
---------------
      63,585.00  Total for Location 400 W OLMOS                       SAN ANTONIO                       TX 78212

      27,120.00                     ACR/APG/EPSON                                (16) KEYBOARD/DRAWER/PRIN          3/10/1994
       2,245.00                     ACR                                          (5) PRINTER DISPLAY                3/10/1994

LLR41D-01            AMERICAN FINANCE GROUP              4/06/94 11:10:28 PAGE 2

                        Schedule B Equipment Description

LESSEE: H E BUTT GROCERY COMPANY
                         RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NUMBER: A-11

LESSOR: AMERICAN FINANCE GROUP

                                                                                                                    Acceptance
Equipment Cost    Serial Number      Year Manufacturer             Model          Type                              Date
----------------------------------------------------------------------------------------------------------------------------------

---------------
      29,365.00  Total for Location 403 E MAIN ST                     ROBSTOWN                          TX 78380

      13,560.00                     ACR/APG/EPSON                                (8) KEYBOARD/DRAWER/PRINT          3/10/1994
---------------
      13,560.00  Total for Location HIGHLAND LAKE CENTER              KINGSLAND                         TX 78639

      66,105.00                     ACR/APG/EPSON                                (39) KEYBOARD/DRAWER/PRIN          3/10/1994
       5,389.00                     ACR                                          (12) PRINTER PRODUCT DISP          3/10/1994
---------------
      71,493.00  Total for Location 1345 BARROW                       ABILENE                           TX 79605

      15,255.00                     ACR/APG/EPSON                                (9) KEYBOARD/DRAWER/PRINT          3/10/1994
         449.00                     ACR                                          (1) PRINTER PRODUCT DISPL          3/10/1994
---------------
      15,704.00  Total for Location 400 S COLORADO                    LOCKHART                          TX 78644

      25,425.00                     ACR/APG/EPSON                                (15) KEYBOARD/DRAWER/PRIM          3/10/1994
         898.00                     ACR                                          (2) PRINTER PRODUCT DISPL          3/10/1994
---------------
      26,323.00  Total for Location 1103 MORGAN                       HARLINGEN                         TX 78550

         158.50                     NCR                                          (1) DATACHECKER                    2/17/1994
---------------
         158.50  Total for Location 2601 VINNIA                       MCALLEN                           TX 78504

      44,070.00                     ACR/APG/EPSON                                (26) KEYBOARD/DRAWER/PRIN          3/14/1994
       3,143.00                     ACR                                          (7) PRINTER PRODUCT DISPL          3/14/1994
---------------
      47,213.00  Total for Location 641 E HOPKINS                     SAN MARCOS                        TX 78666

---------------
---------------
     480,953.25  Total Equipment Cost

                            H.E. BUTT GROCERY COMPANY
                                   EXHIBIT ONE
               RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NO A-11
                   (Stated as a Percentage of Equipment Cost)

  AFTER
 PRIMARY
  TERM                                                      CASUALTY
PAYMENT NO.                                                   VALUE
-----------                                                   -----
 Prior to 1                                                   120.00
          1                                                   118.35
          2                                                   116.69
          3                                                   115.00
          4                                                   113.29
          5                                                   111.58
          6                                                   109.81
          7                                                   108.03
          8                                                   106.22
          9                                                   104.40
         10                                                   102.55
         11                                                   100.67
         12                                                    98.78
         13                                                    96.85
         14                                                    94.90
         15                                                    92.93
         16                                                    90.92
         17                                                    88.90
         18                                                    86.84
         19                                                    84.76
         20                                                    82.65
         21                                                    80.51
         22                                                    78.35
         23                                                    76.16
         24                                                    73.93
         25                                                    71.68
         26                                                    69.40
         27                                                    67.09
         28                                                    64.75
         29                                                    62.38
         30                                                    59.97
         31                                                    57.54
         32                                                    55.07
         33                                                    52.57
         34                                                    50.04
         35                                                    47.48
         36                                                    45.00

   RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NO. A-12 (the "Rental Schedule")
                            DATED AS OF APRIL 1, 1994
          TO MASTER LEASE AGREEMENT NO. 9208TXG468 (the "Master Lease")
                          DATED AS OF SEPTEMBER 1, 1992

LESSOR                                           LESSEE

AMERICAN FINANCE GROUP                           H.E. BUTT GROCERY COMPANY
EXCHANGE PLACE                                   646 SOUTH MAIN AVENUE
BOSTON, MA 02109                                 SAN ANTONIO, TX 78283

1. LEASE TERM. PAYMENT DATES.

      This Rental Schedule, between Lessor and Lessee incorporates by reference the terms and conditions of the Master Lease. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor those items of Equipment described on the attached Schedule B, for the Lease Term and at the Basic Rent payable on the Payment Dates hereinafter set forth on the attached Schedule A, on the terms and conditions set forth in the Master Lease. The Lease Term is for the period from and including the Acceptance Date of each item of Equipment set forth on the attached Schedule B, to but not including the Primary Start Date, as hereinafter defined ("Interim Term") and for a Primary Term commencing on the first day of the calendar month following the last Acceptance Date for any item of Equipment leased pursuant hereto ("Primary Start Date") and continuing to and including the Lease Expiration Date set forth on the attached Schedule A. The Acceptance Date for each item of Equipment shall be the date on which the item of Equipment is accepted for lease by Lessee.

2. BASIC RENT.

      Interim Term Basic Rent is computed by multiplying the Total Equipment Cost by the Per Diem Lease Rate set forth on the attached Schedule A and multiplying the product by the number of days in the Interim Term. Primary Term Basic Rent is computed by multiplying the Total Equipment Cost by the Periodic Lease Rate set forth on the attached Schedule A.

3. LESSEE'S OPTIONS UPON LEASE EXPIRATION.

      Lessee has the option at the expiration of the Lease Term, exerciseable with respect to all, but not less than all, items of Equipment leased pursuant to Rental Schedules having the same Expiration Date, (i) to return the Equipment to Lessor, (ii) to renew the Rental Schedule at fair rental value for a Renewal Term the length of which shall be determined by agreement of Lessee and Lessor or (iii) to purchase the equipment for cash at its then fair market value.

      a. Lessee agrees to provide Lessor written notice of its decision to return the Equipment, renew the Rental Schedule or purchase the Equipment not less than ninety (90) days prior to the Lease Expiration Date. If Lessee fails to give Lessor ninety (90) days written notice, the Lease Term may, at Lessor's option, be extended and continue until ninety (90) days from the date Lessor receives written notice of Lessee's decision to return the Equipment, renew the Rental Schedule or purchase the Equipment. Such (90) day extension shall be at the original rate set forth on Schedule A.

               RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NO. A-12
                                    PAGE TWO

      b. Fair market value and fair rental value shall mean an amount which would be obtained in an arm's-length transaction between an informed and willing buyer-user or lessee (other than a dealer) and an informed and willing seller or lessor under no compulsion to sell or lease provided, however, that in such determination: (i) the Equipment shall be assumed to be in the condition in which it is required to be maintained and returned under this Agreement and (ii) costs of removal from current location shall not be a deduction from such valuation. Fair market value, fair rental value and useful life will be determined by agreement of Lessor and Lessee, or if the parties cannot agree, by an independent equipment appraiser selected by Lessor and reasonably acceptable to Lessee. The cost of the appraisal will be shared equally by Lessor and Lessee.

      c. Each item of equipment must be maintained in a manner that is consistent with that which is recommended by the manufacturer. Upon any termination or expiration of this Rental Schedule, Lessee will promptly, at its own cost and expense provide Lessor with a Maintenance Acceptance Qualification (MAQ) letter which will be provided by a manufacturer's representative certifying that the Equipment is eligible for maintenance. Lessee will return to Lessor all operating manuals and cables required for the full functioning of the Equipment. Any cost associated with transferring the software license to a third party will be solely for the account of Lessee.

The Rental Schedule shall continue in full force and effect and Lessee shall continue to pay Basic Rent through and including the date on which the Equipment is returned by Lessee.

4. ACCEPTANCE CERTIFICATE

      Lessee hereby represents, warrants and certifies (a) that the Equipment described herein has been delivered to and inspected and found satisfactory by Lessee and is accepted for lease by Lessee under this Rental Schedule and the Master Lease as incorporated herein by reference, as of the Acceptance Date set forth in Schedule A; (b) all items of Equipment are new and unused as of the Acceptance Date, except as otherwise specified above; (c) the representations and warranties of Lessee set forth in the Master Lease are true and correct as of the date hereof; and (d) unless otherwise specified above, the Equipment is not a fixture or accession to any real or personal property including any other property owned by Lessor.

5. ENTIRE AGREEMENT. MODIFICATION AND WAIVERS. EXECUTION IN COUNTERPARTS.

      This Rental Schedule and the Master Lease constitute the entire agreement between Lessee and Lessor with respect to the leasing of the Equipment. Capitalized terms not defined herein shall have the meanings assigned to them in the Master Lease. To the extent any of the terms and

               RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NO. A-12
                                   PAGE THREE


conditions set forth in this Rental Schedule conflict with or are inconsistent with the Master Lease, this Rental Schedule shall govern and control. No amendment, modification or waiver of this Rental Schedule or the Master Lease will be effective unless evidenced by a writing signed by the party to be charged. This Rental Schedule may be executed in counterparts, all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties hereto have caused this Rental Schedule and Acceptance Certificate to be executed and delivered by their duly authorized representatives as of the date first above written.

AMERICAN FINANCE GROUP                          H.E. BUTT GROCERY COMPANY
Lessor                                          Lessee


By: /s/ [ILLEGIBLE]                             By: /s/ [ILLEGIBLE]
    -------------------------                       -------------------------
Title:    Vice President                        Title: VICE PRESIDENT M.I.S.

COUNTERPART NO. 2 OF 3 SERIALLY NUMBERED MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT IF ANY THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1

LLR40D-01            AMERICAN FINANCE GROUP              4/06/94 16:36:23 PAGE 1

                     Schedule A - Rental Schedule Economics

LESSEE:          H E BUTT GROCERY COMPANY

LESSORS          AMERICAN FINANCE GROUP

RENTAL SCHEDULE:                           A-12

LEASE TERM (months):                                    60

PRIMARY START DATE:                              4/01/1994

LEASE EXPIRATION DATE:                           3/31/1999

PAYMENT FREQUENCY:                                 MONTHLY

ADVANCE/ARREARS:                                   ADVANCE

LEASE RATE:                                     .017823000

PER DIEM LEASE RATE:                            .000594100

PERIODIC RENT:                                  $20,946.26

NUMBER OF PAYMENTS:                                     60

TOTAL INTERIM RENT:                             $26,109.56

PAYMENT COMMENCEMENT DATE:                       4/01/1994

TOTAL EQUIPMENT COST:                        $1,175,233.70

DOCUMENTATION FEE:                                   70.00
                                             -------------

[ILLEGIBLE]  LESSEE INITIALS
-----------

[ILLEGIBLE]  LESSOR INITIALS
-----------

LLR41D-01            AMERICAN FINANCE GROUP              4/06/94 11:10:33 PAGE 1

                        Schedule B Equipment Description

LESSEE: H E BUTT GROCERY COMPANY
                         RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NUMBER: A-12

LESSOR: AMERICAN FINANCE GROUP

                                                                                                                    Acceptance
Equipment Cost    Serial Number      Year Manufacturer             Model          Type                              Date
----------------------------------------------------------------------------------------------------------------------------------

      79,288.00                     DEC                          425LP           (44) COMPUTER                      3/10/1994
       5,600.00                     SPECTRA PHYSICS                              (8) SPACE SCANNER                  3/10/1994
       1,400.00                     SPECTRA PHYSICS              SP400           (2) SCANNER                        3/10/1994
       6,900.00                     CABLETRON                                    (6) HUB                            3/10/1994
      21,122.00                     DEC                          450ST           (2) COMPUTER                       2/22/1994
         750.00                     OIC                          525MB           (1) TAPE DRIVE                     2/22/1994
         815.10                     NCR                                          (19) CABLE                         3/07/1994
      39,501.00                     NCR                                          (19) SCANNER/SCALE                 3/07/1994
       2,821.50                     NCR                                          (19) PACESETTER                    3/07/1994
---------------
     158,197.60  Total for Location 4801 SAN DARIO                    LAREDO                            TX 78041

      21,122.00                     DEC                          450ST           (2) COMPUTER                       2/21/1994
         750.00                     OIC                          525MB           (1) TAPE DRIVE                     2/21/1994
      41,446.00                     DEC                          425LP           (23) COMPUTER                      2/27/1994
       3,500.00                     SPECTRA PHYSICS                              (5) SPACE SCANNER                  2/27/1994
       1,400.00                     SPECTRA PHYSICS              SP400           (2) SCANNER                        2/27/1994
---------------
      68,218.00  Total for Location 2310 SAUNDERS                     LAREDO                            TX 78040

         217.00  24729771           NCR                                          (1)  REMOTE DISPLAY                8/02/1993
         217.00  24729772           NCR                                          (1)  REMOTE DISPLAY                8/02/1993
         217.00  24729773           NCR                                          (1)  REMOTE DISPLAY                8/02/1993
         217.00  24729774           NCR                                          (1)  REMOTE DISPLAY                8/02/1993
         217.00  24729775           NCR                                          (1)  REMOTE DISPLAY                8/02/1993
         217.00  24729776           NCR                                          (1)  REMOTE DISPLAY                8/02/1993
         217.00  24729777           NCR                                          (1)  REMOTE DISPLAY                8/02/1993
         217.00  24729778           NCR                                          (1)  REMOTE DISPLAY                8/02/1993
         217.00  24729779           NCR                                          (1)  REMOTE DISPLAY                8/02/1993
         217.00  24729780           NCR                                          (1)  REMOTE DISPLAY                8/02/1993
         217.00  24415138           NCR                                          (1)  REMOTE DISPLAY                8/02/1993
         217.00  24415139           NCR                                          (1)  REMOTE DISPLAY                8/02/1993
         217.00  24415132           NCR                                          (1)  REMOTE DISPLAY                8/02/1993
         217.00  24415133           NCR                                          (1)  REMOTE DISPLAY                8/02/1993
         217.00  24415134           NCR                                          (1)  REMOTE DISPLAY                8/02/1993
         217.00  24415135           NCR                                          (1)  REMOTE DISPLAY                8/02/1993
         217.00  24415136           NCR                                          (1)  REMOTE DISPLAY                8/02/1993
         217.00  24760555           NCR                                          (1)  REMOTE DISPLAY                8/02/1993
         217.00  24760556           NCR                                          (1)  REMOTE DISPLAY                8/02/1993
         217.00  24760557           NCR                                          (1)  REMOTE DISPLAY                8/02/1993
---------------
       4,340.00  Total for Location 3601 PECAN                        MCALLEN                           TX 78501

         138.70                     NCR                                          (1) CABLE                          1/19/1994
      25,900.00                     SPECTRA PHYSICS                              (37) SPACE SCANNER                 3/15/1994

LLR41D-01            AMERICAN FINANCE GROUP              4/06/94 11:10:33 PAGE 2

                        Schedule B Equipment Description

LESSEE: H E BUTT GROCERY COMPANY
                         RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NUMBER: A-12

LESSOR: AMERICAN FINANCE GROUP

                                                                                                                    Acceptance
Equipment Cost    Serial Number      Year Manufacturer             Model          Type                              Date
----------------------------------------------------------------------------------------------------------------------------------

      14,000.00                     SPECTRA PHYSICS              SP400           (20) SCANNER                       3/15/1994
---------------
      40,038.70  Total for Location 11843 STARCREST                   SAN ANTONIO                       TX 78247

         343.20                     NCR                                          (8) CABLE                          11/24/1993
      16,632.40                     NCR                                          (8) SCANNER/SCALE                  11/24/1993
       1,188.00                     NCR                                          (8) PACESETTER                     11/24/1993
          92.40                     NCR                                          (2) CABLE                          11/24/1993
       4,158.00                     NCR                                          (2) SCANNER/SCALE                  11/24/1993
         297.00                     NCR                                          (2) PACESETTER                     11/24/1993
         386.10                     NCR                                          (9) CABLE                          11/24/1993
      18,711.00                     NCR                                          (9) SCANNER/SCALE                  11/24/1993
       1,336.50                     NCR                                          (9) PACESETTER                     11/24/1993
---------------
      43,144.60  Total for Location 1100 LEOPARD                      CORPUS CHRISTI                    TX 78410

         257.40                     NCR                                          (6) CABLE                          1/19/1994
      12,474.00                     NCR                                          (6) SCANNER/SCALE                  1/19/1994
         891.00                     NCR                                          (6) PACESETTER                     1/19/1994
---------------
      13,622.40  Total for Location 106 S SAN PATRICIO                SINTON                            TX 78387

         785.40                     NCR                                          (17) 9-PIN D SHELL                 1/19/1994
      35,343.00                     NCR                                          (17) SCANNER/SCALE                 1/19/1994
       2,524.50                     NCR                                          (17) PACESETTER                    1/19/1994
       4,200.00                     SPECTRA PHYSICS                              (6) SPACE SCANNER                  2/14/1994
       1,400.00                     SPECTRA PHYSICS              SP400           (2) HAND SCANNER                   2/14/1994
---------------
      44,252.90  Total for Location 1533 AUSTIN HWY                   SAN ANTONIO                       TX 78218

         429.00                     NCR                                          (10) CABLE                         1/21/1994
      20,790.00                     NCR                                          (10) SCANNER/SCALE                 1/21/1994
       1,485.00                     NCR                                          (10) PACESETTER                    1/21/1994
       3,500.00                     SPECTRA PHYSICS                              (5) SPACE SCANNER                  2/14/1994
---------------
      26,204.00  Total for Location 301 N AUSTIN                      ROCKPORT                          TX 78382

      27,027.00                     NCR                                          (13) SCANNER/SCALE                 2/03/1994
       1,930.50                     NCR                                          (13) PACESTTER                     2/03/1994
       1,716.00                     NCR                                          (13) DATACHECKER                   2/03/1994
---------------
      30,673.50  Total for Location 227 E MAIN                        UVALDE                            TX 78801

         600.60                     NCR                                          (14) CABLE                         2/04/1994
      29,106.00                     NCR                                          (14) SCANNER/SCALE                 2/04/1994

LLR41D-01            AMERICAN FINANCE GROUP              4/06/94 11:10:33 PAGE 3

                        Schedule B Equipment Description

LESSEE: H E BUTT GROCERY COMPANY
                         RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NUMBER: A-12

LESSOR: AMERICAN FINANCE GROUP

                                                                                                                    Acceptance
Equipment Cost    Serial Number      Year Manufacturer             Model          Type                              Date
----------------------------------------------------------------------------------------------------------------------------------

       2,079.00                     NCR                                          (14) PACESETTER                    2/04/1994
      21,122.00                     DEC                          450ST           (2) COMPUTER                       2/14/1994
         750.00                     OIC                          525MB           (1) TAPE DRIVE                     2/14/1994
      54,060.00                     DEC                          425LP           (30) COMPUTER                      2/14/1994
       3,500.00                     SPECTRA PHYSICS                              (5) SPACE SCANNER                  2/14/1994
       1,400.00                     SPECTRA PHYSICS              SP400           (2) HAND SCANNER                   2/14/1994
      21,122.00                     DEC                          450ST           (2) COMPUTER                       2/27/1994
         750.00                     OIC                          525MB           (1) TAPE DRIVE                     2/27/1994
---------------
     134,489.60  Total for Location 2130 CULEBRA                      SAN ANTONIO                       TX 78228

      21,122.00                     DEC                          450ST           (2) COMPUTER                       2/16/1994
      61,268.00                     DEC                          425LP           (34) COMPUTER                      2/16/1994
         750.00                     OIC                          525MB           (1) TAPE DRIVE                     2/16/1994
       7,000.00                     SPECTRA PHYSICS                              (10) SPACE SCANNER                 2/16/1994
       4,900.00                     SPECTRA PHYSICS              SP400           (7) SCANNER                        3/23/1994
---------------
      95,040.00  Total for Location 400 W OLMOS                       SAN ANTONIO                       TX 78212

      21,122.00                     DEC                          450ST           (2) COMPUTER                       3/10/1994
         750.00                     OIC                          525MB           (1) TAPE DRIVE                     3/10/1994
      28,832.00                     DEC                          425LP           (16) COMPUTER                      3/10/1994
       2,100.00                     SPECTRA PHYSICS                              (3) SPACE SCANNER                  3/10/1994
       1,400.00                     SPECTRA PHYSICS              SP400           (2) SCANNER                        3/10/1994
       3,450.00                     CABLETRON                                    (3) HUB                            3/10/1994
---------------
      57,654.00  Total for Location 403 E MAIN ST                     ROBSTOWN                          TX 78380

      14,416.00                     DEC                          425LP           (8) COMPUTER                       3/10/1994
       1,400.00                     SPECTRA PHYSICS              SP400           (2) SCANNER                        3/10/1994
      12,600.00                     SPECTRA PHYSICS              960SL           (6) SCANNER                        3/10/1994
       2,300.00                     CABLETRON                                    (2) HUB                            3/10/1994
      21,122.00                     DEC                          450ST           (2) COMPUTER                       2/22/1994
         750.00                     OIC                          525MB           (1) TAPE DRIVE                     2/22/1994
---------------
      52,588.00  Total for Location HIGHLAND LAKE CENTER              KINGSLAND                         TX 78639

      70,278.00                     DEC                          425LP           (39) COMPUTER                      3/10/1994
       8,400.00                     SPECTRA PHYSICS                              (12) SPACE SCANNER                 3/10/1994
       1,400.00                     SPECTRA PHYSICS              SP400           (2) SCANNER                        3/10/1994
      42,000.00                     SPECTRA PHYSICS              960LS           (25) SCANNER                       3/10/1994
       5,750.00                     CABLETRON                                    (5) HUB                            3/10/1994
      21,122.00                     DEC                          450ST           (2) COMPUTER                       2/21/1994
         750.00                     OIC                          525MB           (1) TAPE DRIVE                     2/21/1994
---------------
     149,700.00  Total for Location 1345 BARROW                       ABILENE                           TX 79605

LLR41D-01            AMERICAN FINANCE GROUP              4/06/94 11:10:33 PAGE 4

                        Schedule B Equipment Description

LESSEE: H E BUTT GROCERY COMPANY
                         RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NUMBER: A-12

LESSOR: AMERICAN FINANCE GROUP

                                                                                                                    Acceptance
Equipment Cost    Serial Number      Year Manufacturer             Model          Type                              Date
----------------------------------------------------------------------------------------------------------------------------------

      16,218.00                     DEC                          425LP           (9) COMPUTER                       3/10/1994
         700.00                     SPECTRA PHYSICS                              (1) SPACE SCANNER                  3/10/1994
       1,400.00                     SPECTRA PHYSICS              SP400           (2) SCANNER                        3/10/1994
      12,600.00                     SPECTRA PHYSICS              960LS           (6) SCANNER                        3/10/1994
       2,300.00                     CABLETRON                                    (2) HUB                            3/10/1994
      21,122.00                     DEC                          450ST           (2) COMPUTER                       2/21/1994
         750.00                     OIC                          525MB           (1) TAPE DRIVE                     2/21/1994
---------------
      55,090.00  Total for Location 400 S COLORADO                    LOCKHART                          TX 78644

      27,030.00                     DEC                          425LP           (15) COMPUTER                      3/10/1994
       1,400.00                     SPECTRA PHYSICS                              (2) SPACE SCANNER                  3/10/1994
       1,400.00                     SPECTRA PHYSICS              SP400           (2) SCANNER                        3/10/1994
      23,100.00                     SPECTRA PHYSICS              960LS           (11) SCANNER                       3/10/1994
       2,300.00                     CABLETRON                                    (2) HUB                            3/10/1994
      21,122.00                     DEC                          450ST           (2) COMPUTER                       2/21/1994
         750.00                     OIC                          525MB           (1) TAPE DRIVE                     2/21/1994
---------------
      77,102.00  Total for Location 1103 MORGAN                       HARLINGEN                         TX 78550

      46,852.00                     DEC                          425LP           (26) COMPUTER                      3/14/1994
       2,100.00                     SPECTRA PHYSICS                              (3) SPACE SCANNER                  3/14/1994
       1,400.00                     SPECTRA PHYSICS              SP400           (2) SCANNER                        3/14/1994
      33,600.00                     SPECTRA PHYSICS              960LS           (16) SCANNER                       3/14/1994
       4,600.00                     CABLETRON                                    (4) HUB                            3/14/1994
---------------
      88,552.00  Total for Location 641 E HOPKINS                     SAN MARCOS                        TX 78666

         257.40                     NCR                                          (6) CABLE                          3/07/1994
      12,474.00                     NCR                                          (6) SCANNER/SCALE                  3/07/1994
         891.00                     NCR                                          (6) PACESETTER                     3/07/1994
          42.90                     NCR                                          (1) CABLE                          3/07/1994
       2,079.00                     NCR                                          (1) SCANNER/SCALE                  3/07/1994
         148.50                     NCR                                          (1) PACESETTER                     3/07/1994
         386.10                     NCR                                          (9) CABLE                          3/07/1994
      18,711.00                     NCR                                          (9) SCANNER/SCALE                  3/07/1994
       1,336.50                     NCR                                          (9) PACESETTER                     3/07/1994
---------------
      36,326.40  Total for Location 3910 MCCULLOUGH                   SAN ANTONIO                       TX 78212

---------------
---------------
   1,175,233.70  Total Equipment Cost

                            H.E. BUTT GROCERY COMPANY
                                   EXHIBIT ONE
               RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NO A-12
                   (Stated as a Percentage of Equipment Cost)

  AFTER
 PRIMARY
  TERM                                                        CASUALTY
PAYMENT NO.                                                     VALUE
-----------                                                     -----
Prior to 1                                                     120.00
          1                                                    119.25
          2                                                    118.48
          3                                                    117.70
          4                                                    116.91
          5                                                    116.11
          6                                                    115.30
          7                                                    114.48
          8                                                    113.64
          9                                                    112.79
         10                                                    111.94
         11                                                    111.06
         12                                                    110.18
         13                                                    109.29
         14                                                    108.38
         15                                                    107.46
         16                                                    106.53
         17                                                    105.58
         18                                                    104.62
         19                                                    103.65
         20                                                    102.66
         21                                                    101.66
         22                                                    100.65
         23                                                     99.62
         24                                                     98.58
         25                                                     97.52
         26                                                     96.45
         27                                                     95.37
         28                                                     94.26
         29                                                     93.15
         30                                                     92.02
         31                                                     90.87
         32                                                     89.71
         33                                                     88.53
         34                                                     87.33
         35                                                     86.12

                            H.E. BUTT GROCERY COMPANY
                                   EXHIBIT ONE
               RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NO A-12
                   (Stated as a Percentage of Equipment Cost)

  AFTER
 PRIMARY
  TERM                                                        CASUALTY
PAYMENT NO.                                                     VALUE
-----------                                                     -----
         36                                                     84.89
         37                                                     83.65
         38                                                     82.39
         39                                                     81.11
         40                                                     79.81
         41                                                     78.49
         42                                                     77.16
         43                                                     75.81
         44                                                     74.44
         45                                                     73.05
         46                                                     71.65
         47                                                     70.22
         48                                                     68.77
         49                                                     67.31
         50                                                     65.82
         51                                                     64.32
         52                                                     62.79
         53                                                     61.25
         54                                                     59.68
         55                                                     58.09
         56                                                     56.48
         57                                                     54.85
         58                                                     53.19
         59                                                     51.51
         60                                                     50.00